Community West Bancshares Presents
                               Year 2000 in review
                                  A Disclaimer
     This presentation contains forward-looking statements that reflect management's current views of future events and operations. These forward-looking statements are based on information currently available to the company as of the date of this presentation (5/24/01). It is important to note that these forward-looking statements are not guarantees of future performance and involve risks and uncertainties, including but not limited to, the ability of the company to implement its strategy and expand its lending operations. Furthermore, as previously noted, the company will have certain restrictions on its operations based upon an enforcement letter from the office of the comptroller and currency relating to securitization activities that were discontinued in 1999.

                            Community West Bancshares

-    Management
     -    Michael  Alexander,  Chairman  of  the  Board
     -    William  Peeples,  Vice  Chairman  of  the  Board
     -    Lew  Stone,  President  &  CEO
     -    Lynda  Radke,  Senior  Vice  President  &  CFO
-    Staff
     -    265  employees  total

                            Community West Bancshares

-    Subsidiaries
     -    100%  Goleta  national  bank
          -    Lynda  Nahra,  President  &  CEO

     -    100%  Palomar  Community  Bank
          -    Richard  Sanborn,  President  &  CEO

     -    10%  ePacific
          -    Doug  King,  President  &  CEO

                      Palomar Community Bank  Sale Strategy

-    Purchased  for  1,376,373  shares  at  a  current  market  value  of  $6M
-    Definitive  agreement  for  $10.5M  in  cash
-    Anticipated  close  Q3  2001
-    2M  charge  included  in  2000  earnings
-    Provide  cash  to  pay  off  debt
-    Provide  resources  for  potential future stock buybacks or cash dividends
-    Eliminate  goodwill  and  other  intangibles  that  drag  on  earnings
-    Increases  tangible  book  value  from  $5.34  to  $5.90  at  12/31/00

                          Overview From Past to Present

-    1989-1998:  38%  compounded  Earning  Per  Share  (EPS)
-    1998  -  1999:  Restatement  Issues
-    2000:  Return  to  record  profit  of  $2.6M

                               Recent Developments

-    Settled  lawsuit  regarding  the  1998  restatement
     -    Settled  in  mediation  for  $7,000,000  in  cash
     - Will increase book value by $.48 to $.50 per share in the second quarter
-    Stock  buyback  announced  today
          -    Resumption  of  1998  stock  buyback
          -    Allows  for  the  purchase  of  stock

                               Our Profit Centers

-    Relationship  Banking  Division
-    Mortgage  Division
-    Small  Business  Administration  and  Other  Guaranteed Government Lending
-    Consumer  Finance
-    Short-term  Consumer  Lending

                        The Relationship Banking Division

                          Branch Locations and Staffing

-    Goleta:  17  employees
-    Ventura:  14  employees
-    31  employees  total

                                 Target Markets

-    Mid  Market  Companies  $1-$10  million
- Manufactures, Wholesalers, Distributors, Technology Companies, Service Companies, Retailers
-    Geographical  Markets
     -    Santa  Barbara  County
     -    Ventura  County

                             Services Consisting Of:

-    All  Typical  Deposit  Products
-    Courier  Service
-    Merchant  Services
-    Automated  Clearing  House  (ACH)
-    Lock  Box  Service  (Remittance  Banking)
-    Account  Reconciliation
-    On-line  Banking
-    Image  Statements

                                    Deposits
                                  As of 4/30/01
                                  Loan Products

-    Business  Lines  of  Credit
-    Working  Capital  Loans
-    Standby  Letters  of  Credit
-    Construction  Loans
-    Real  Estate  Mini  Perms
-    Consumer  Loans  (including  Mobile  Home  Loans)

                              Loan Products (Cont)

-    Business  Term  Loans
-    Equipment  Loans
-    International  Banking
-    Tract/Land  Development  Loans
-    Residential  Equity  Lines  of  Credit

                                     Partners

-    First  American  Trust  -  Trust  Services
-    Golden  West  Financial  -  Leasing  Services

                                   Loan Total
                                Avg. Outstanding
                              Relationship Banking:
                                How We Make Money

-    Interest  Income
-    Service  Charges
-    Loan  Fee  Income
-    Other  Fee  Income
-    Reducing  Non-interest  Expense

                            Future Growth Directions

-    Continued  growth  in  loans  and  deposits
-    Replace  high  cost  deposits  with  demand  deposits
-    Continue  increasing  Net  Interest  Margin  (currently  over  6%)
-    Loans  are  generally  not  sold  into  the  secondary  market

                              The Mortgage Division
                          Mortgage Department Staffing
-    Employees
     -    16  Retail  Agents
     -    3  Underwriters
     -    1  Secondary  Market  Person
     -    20  Total  Employees
-    Offices
     -    Santa  Barbara
     -    Solvang
     -    Ventura

                           Mortgage Division Overview

-    Originate  wide  spectrum  of  retail  mortgage  products
     -    Fixed/Variable  Rate        -  Residential/Commercial
     -    Home  Equity  Lines         -  Purchase  Money/Refi's
     -    2nd  TD's
- All loans are sold within a month to investors such as Citibank, Bank of America, Fannie Mae and RFC
-    Projected  volume  for  2001  of  $250  million

                                How We Make Money

-    Loan  Origination  Fees
-    Processing  Fees
-    Loan  Interest  Charges
-    Gain  on  Loan  Sales

                The Small Business Administration (SBA) Division
                              SBA Division Overview

-    An  experienced  staff  of  33
     -    9  sales  people  in  the  west  coast
     -    5  sales  people  in  the  south  east
     -    19 underwriters  and  administrative  staff
     16  loan  production  offices  in  10  states
-    Approved  SBA  lender  since  1989
-    In  2000  we  were  the  25th  largest  SBA  lender  in  the  US
-    Currently  have  preferred  lender  status  in  16  districts

                              SBA Program Overview

-    Description  of  loans  offered

-    Projected  volume  in  2001  is  $75  million

                           SBA Loan Production History
                                How We Make Money

-    Selling  loans  on  the  secondary  market

-    Premium  income  and  servicing  income

-    Interest  yield  on  loans  held  for  sale  and  held  to  maturity

                                National Presence
                            Consumer Finance Division
                                     History

-    1994  HUD  Title  One  Loans
-    1995  Fannie  Mae  Approved
-    1996  High  Loan  to  Value  (HLTV)  -  Retail
-    1997  High  Loan  to  Value  -  Wholesale
-    1998  First  Securitization  ($81  million)
-    1999  Second  Securitization  ($122  million)
-    2000  Sub  Prime

                                    Staffing

-    Anaheim
     -    Operations  22
     -    Sales       10
-    Goleta
     -    Operations  22
     -    Sales        2
-    Total            56

                            Underwriting Experience

-    Management  -  Average  of  19  years

-    Underwriters  -  Average  of  11  years

                                Program Overview

-    Loans originated through a network of 150 brokers to borrowers in 49 states
-    Loans  are  underwritten  to  an  investor's  specific  guidelines
-    Sold  to  investors  such  as  RFC  and  Irwin Home Equity within one month

                                How We Make Money

-    Document  Preparation  Fees
     -    $300/loan

-    Interest  Income
     -    13  1/2  %/Yr.  on  amounts  held  for  sale

-    Gain  on  Sale  Premiums
     -    2.5%  on  amount  sold  per  month

                            Future Growth Directions

-    Diversification  in  products

-    Sub-Prime

-    "A-"  Product

                          Short Term Consumer Division
                                Program Overview

-    Joint  venture  with  ePacific  &  ACE  cash  express
     (NASDAQ:AACE)
-    Loans  originated  through 1,076 retail ACE locations throughout the nation
-    Loans  average  $278  and  are  for  original  terms  of  2  weeks
-    95%  of  loan  sold  to  ACE  after  funding

                                How We Make Money

-    Interest  income
     -    Annualized  yield  of  443%  APR

                            Future Growth Directions

-    Currently  originating  an  average  of  120,000  loans  per  month
-    Anticipated  volume  of  1,400,000  loans  in  2001
-    Projected  adding  100  additional offices which will offer this product in
     2001
- Beginning July 1, 2001 our profit participation percentage will increase from 5% to 10%

                                  A Disclaimer

     This presentation contains forward-looking statements that reflect management's current views of future events and operations. These forward-looking statements are based on information currently available to the company as of the date of this presentation (5/24/01). It is important to note that these forward-looking statements are not guarantees of future performance and involve risks and uncertainties, including but not limited to, the ability of the company to implement its strategy and expand its lending operations. Furthermore, as previously noted, the company will have certain restrictions on its operations based upon an enforcement letter from the office of the comptroller and currency relating to securitization activities that were discontinued in 1999.


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